ACCOUNTING STANDARDS AND BASIS OF PREPARATION - Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Cash and due from banks	$ 229,098,272	$ 150,719,643	$ 197,594,880
Debt securities at fair value through profit or loss	20,598,059	17,471,554	63,109,218
Money Market Funds	3,020,560	1,217,168	10,619,154
Cash and cash equivalents	$ 252,716,891	$ 169,408,365	$ 271,323,252